Goodwill and Intangible Assets, Net	12 Months Ended
Dec. 31, 2019
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net
Goodwill
The changes in the carrying amount of goodwill by segment consisted of the following on the dates set forth below:

	Total	Clinical Development Services	Laboratory Services
Balance at December 31, 2017:
Goodwill	$1,887,805	$1,661,191	$226,614
Accumulated impairment losses	(97,085)	(69,806)	(27,279)
Goodwill, net	1,790,720	1,591,385	199,335
2018 Activity:
Translation adjustments	(38,707)	(38,707)	—
Goodwill impairment	(29,626)	(29,626)	—
Measurement period adjustments for prior acquisition	991	991	—
Balance at December 31, 2018:
Goodwill	1,850,089	1,623,475	226,614
Accumulated impairment losses	(126,711)	(99,432)	(27,279)
Goodwill, net	1,723,378	1,524,043	199,335
2019 Activity:
Translation adjustments	12,814	12,814	—
Goodwill recorded from current year acquisitions	27,912	27,912	—
Balance at December 31, 2019:
Goodwill	1,890,815	1,664,201	226,614
Accumulated impairment losses	(126,711)	(99,432)	(27,279)
Goodwill, net	$1,764,104	$1,564,769	$199,335

The Company recognized goodwill impairment of $29.6 million and $38.4 million for the years ended December 31, 2018 and 2017, respectively, on the consolidated statements of operations. In 2018, a reporting unit’s expected future cash flows decreased due to lower forecasted long-term revenue growth and higher forecasted operating expenses, resulting in reduced margins. In 2017, a different reporting unit’s expected future cash flows decreased due to lower forecasted long-term revenue growth and reduced margins, primarily as a result of the loss of certain key customers. The reporting units impaired are included as part of the Company’s Clinical Development Services segment. The Company did not recognize any goodwill impairment for the year ended December 31, 2019.
Intangible Assets, Net
The Company’s definite-lived intangible assets were composed of the following on the dates set forth below:

	December 31,
	2019			2018
	Carrying Amount	Accumulated Amortization	Net	Carrying Amount	Accumulated Amortization	Net
Customer relationships	$884,788	$(415,427)	$469,361	$870,648	$(356,099)	$514,549
Trade names	372,210	(139,141)	233,069	368,189	(121,614)	246,575
Backlog	177,599	(175,571)	2,028	176,610	(172,884)	3,726
Investigator/payer network	236,082	(185,478)	50,604	233,356	(161,219)	72,137
Technology/intellectual property	8,600	(3,319)	5,281	3,500	(2,700)	800
Know-how/processes	586,971	(455,223)	131,748	582,011	(391,593)	190,418
Favorable leases	—	—	—	1,700	(932)	768
Total	$2,266,250	$(1,374,159)	$892,091	$2,236,014	$(1,207,041)	$1,028,973

Amortization expense was $161.9 million, $168.6 million and $183.4 million for the years ended December 31, 2019, 2018 and 2017, respectively. Translation adjustments of approximately $5.2 million and $20.0 million were recorded during the years ended December 31, 2019 and 2018, respectively, resulting in an increase and decrease to the carrying amount of the Company’s definite-lived intangible assets, respectively. The Company does not have any indefinite-lived intangible assets other than goodwill.
During 2017, the Company accelerated the useful life of the trade name of one reporting unit with a net carrying amount of $8.2 million prior to acceleration, resulting in accelerated amortization expense of $8.2 million for the year ended December 31, 2017. The Company ceased use of the trade name and fully amortized this asset as of December 31, 2017. The Company did not accelerate the useful life of any intangible assets during the years ended December 31, 2019 or 2018.
As of December 31, 2019, estimated amortization expense for definite-lived intangible assets for each of the next five years and thereafter was as follows:

Year	Amortization Expense
2020	$157,935
2021	145,842
2022	74,678
2023	67,652
2024	61,390
Thereafter	384,594
Total future amortization expense	$892,091